Exhibit 3.49

MAIL TO:

Colorado Secretary of State

Corporations Office

1560 Broadway, Suite 200

Denver, Co 80202

(303) 866-2361

ARTICLES OF INCORPORATION

I/We the undersigned natural person(s) of the age of eighteen years or more, acting as incorporator(s) of a corporation under the Colorado Corporation Code, adopt the following Articles of incorporation for such corporation:

FIRST: The name of the corporation is REM Services of Colorado, Inc.

SECOND: The period of duration if other than perpetual:

THIRD: The purpose or purposes for which the corporation is organized if other than Any Legal and Lawful Purpose Pursuant to the Colorado Corporation Code.

FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is 1,000,000 voting [ILLEGIBLE] common shares **

[ILLEGIBLE]

FIFTH: Cumulative voting shares of stock is not authorized.

[ILLEGIBLE]

SIXTH: Provisions limiting or denying to shareholders the preemptive right to acquire additional or treasury shares of the corporation, if any, are: Shareholders shall have no rights, preemptive *

SEVENTH: The address of the initial registered office of the corporation is 1700 Broadway, Denver, Colorado 80290

[ILLEGIBLE]

and the name of its initial registered agent at such address is THE CORPORATION COMPANY

EIGHTH: Address of the place of business: 6921 York Avenue South, Edina, Minnesota 55435

[ILLEGIBLE]

NINTH: The number of directors constituting the initial board of directors of the corporation is three (3) and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

The number of directors of a corporation shall be not less than three; except that there [ILLEGIBLE] only as many directors as there are, or initially will be, shareholders in the event that the outstanding shares are, or initially will be, held of record by fewer than three shareholders.

NAME		ADDRESS (include the code)

Thomas E. Miller		6921 York Ave. So., Edina, MN 55435

Craig R. Miller		6921 York Ave. So., Edina, MN 55435

Douglas V. Miller		6921 York Ave. So., Edina, MN 55435

TENTH: The name and address of such incorporator is:

NAME		ADDRESS (include zip code)

Ellen W. McVeigh		3400 City Center, 33 South Sixth St., Minneapolis, Minnesota 55402

* or otherwise, to acquire any part of any unissued shares or other securities of this corporation or of any rights to purchase shares or other securities of this corporation before the corporation may offer them to other persons.

** The common stock of this corporation shall have a par value of one cent per share solely for the purpose of a statute or regulation imposing a tax or fee based upon the capitalization of the corporation, and a par value fixed by the Board of Directors for the purposes of a statute or regulation requiring the shares of the corporation to have a par value.

Signed

Signed

	Signed	/s/ Ellen W. McVeigh
Ellen W. McVeigh

[SEAL]

[ILLEGIBLE]	MAIL TO: Colorado Secretary of State	for office use only
Corporation Office
[SEAL]	1560 Broadway, Suite 200	[SEAL]
Denver, Colorado 80202
(303) 866-2361

ARTICLES OF AMENDMENT
to the
ARTICLES OF INCORPORATION

Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is (note 1) REM Services, Colorado, Inc.

SECOND: The following amendment to the Articles of Incorporation was adopted on January 29, 1987 as prescribed by the Colorado Corporation Code, in the manner marked with an X below:

☒            Such amendment was adopted by the board of directors where no shares have been issued.

☐            Such amendment was adopted by a vote of the shareholders.  The number of shares voted for the amendment was sufficient for approval.

RESOLVED, that Article FIRST of the Articles of Incorporation of the corporation be amended to read as follows:

FIRST: The name of the corporation is REM Services, Inc.

THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

REM Services of Colorado, Inc.		(Note 1)

By	/s/ Thomas E. Miller
	Thomas E. Miller	[ILLEGIBLE]	Director

By	/s/ Craig R. Miller		(Note 2)
	Craig R. Miller	[ILLEGIBLE]	Director

By	/s/ Douglas V. Miller		(Note 3)
	Douglas V. Miller	[ILLEGIBLE]	Director

NOTES: 1. Exact corporate name of corporation adopting the Articles of Amendment. (If this is a change of name amendment the name before this amendment is filed.)

2. Signature and title of officer signing for corporation.

3. Where no shares have been issued, signature of a director.

For office use only
MAIL TO:

COLORADO SECRETARY OF STATE
CORPORATIONS OFFICE
1560 Broadway, Suite 200
Denver, Colorado 80202
(303) 866-2361

STATEMENT OF CHANGE OF REGISTERED OFFICE

OR REGISTERED AGENT, OR BOTH.

SUBMIT ONE

Filing Fee $5.00

This document must be typewritten.

Pursuant to the provisions of the Colorado Corporation Code, the Colorado Nonprofit Corporation Act and the Colorado Uniform Limited Partnership Act of 1981, the undersigned corporation or limited partnership organized under the laws of

COLORADO

submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado.

First: The name of the corporation or limited partnership is:

REM SERVICES, INC.

Second: The address of its REGISTERED OFFICE is	1600 Broadway, Denver, Colorado 80202

Third: The name of its REGISTERED AGENT is	THE CORPORATION COMPANY

Fourth: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

Fifth: A copy of this statement has been forwarded to the corporation by the registered agent.

The Corporation Company
registered agent

By	/s/ [ILLEGIBLE]
(Vice-President)

Corporations Office
1560 Broadway, Suite 200
Denver, Colorado 80202
(303) 866-2361

ARTICLES OF AMENDMENT
to the
ARTICLES OF INCORPORATION

Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is (note 1): REM Services, Inc.

SECOND: The following amendment to the Articles of Incorporation was adopted on August 13, 1987, as prescribed by the Colorado Corporation Code, in the manner marked with an X below:

☐            Such amendment was adopted by the board of directors where no shares have been issued.

☒            Such amendment was adopted by a vote of the shareholders.  The number of shares voted for the amendment was sufficient for approval.

RESOLVED, that the Article of Incorporation of the corporation be amended by the addition thereto of the following ARTICLE ELEVENTH:

ELEVENTH:  A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director except for (i) liability based on a breach of the duty of loyalty to the corporation or the shareholders, (ii) liability for acts or omissions act in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) liability under Section 7-5-114 of the Colorado Corporation Code, (iv) liability for any transaction from which the director derived an improper personal benefit; or (v) liability for any act or omission occurring prior to the date when this Article becomes effective.  If Title 7, the Colorado Corporation Code, hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Title 7 of the Colorado Corporation Code.  Any repeal or modification of this Article by the shareholders of the corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:  N/A

FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:  N/A

REM Services, Inc.		(Note 1)

By	/s/ Thomas E. Miller	(Note 2)
	Thomas E. Miller	[ILLEGIBLE]

and	/s/ Craig R. Miller	(Note 3)
	Craig R. Miller	[ILLEGIBLE]

NOTES	1.	Exact corporate name of corporation adopting the Articles of Amendment. (If this is a change of name amendment the name before this amendment is filed).
	2.	Signatures and titles of officers signing for the corporation.
	3.	Where no shares have been issued, signature of a director.

SS: FORM DFI	Mail to: Secretary of State	for office use only
(Rev. 3/92)	Corporations Office
1560 Broadway, Suite 200
Denver, Colorado 80202
(303) 894-2251

SUBMIT ONE	STATEMENT OF CHANGE OF
Filing fee: $10.00	REGISTERED OFFICE OR	921061902 $15.00
This document must be typewritten.	REGISTERED AGENT, OR BOTH	SOS 16-19-92 08:30

Pursuant to the provisions of the Colorado Corporation Code, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Limited Liability Company Act, the undersigned organized under the laws of Colorado submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

First: The name of the corporation, limited partnership or limited liability company is:

REM Services, Inc.

Second: The address of its REGISTERED OFFICE is

1837 Austin Bluffs Pkwy, Suite 100 Colorado Springs, CO 80918

Third: The name of its REGISTERED AGENT is

Chris McDonald, State Director

Fourth:  The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

Fifth: The address of its place of business in Colorado is 1837 Austin Bluffs Pkwy, Suite 100
Colorado Springs, CO 80918
REM Services, Inc.			(Note 1)

By	/s/ Christine McDonald		(Note 2)

	its	/s/ Thomas Miller	president

	its	XX	authorized agent

	its		registered agent (Note 3)

	its		general partner

	its		manager

32

COMPUTER UPDATE COMPLETE
RPM

Notes:	1.	Exact names of corporation, limited partnership or limited liability company making the statement.

2.

Signature and title of officer signing for the corporation must be president or vice president; for a foreign corporation without such officers, the authorized agent; for a limited partnership, must be a general partner; for a limited liability company, must be a manager.

3.

Regarding corporations: This statement may be executed by this registered agent when it involves only a registered address change. A copy of this statement has been forwarded to the corporation by the registered agent.

☐		STATE OF COLORADO	007
FEE	$ 25.00	BIENNIAL REPORT OF
ON OR BEFORE		A CORPORATION OR LIMITED LIABILITY COMPANY
DATE DUE	03/31/97
		READ INSTRUCTIONS ON REVERSE SIDE BEFORE COMPLETING
REPORT YEAR	1997	SUBMIT SIGNED FORM WITH FILING FEE	THIS FORM MUST BE TYPED

MAILING DATE 01/01/97

INFORMATION BELOW IS ON FILE IN THIS OFFICE - DO NOT CHANGE PRE-PRINTED INFORMATION

CORPORATE NAME REGISTERED AGENT, REGISTERED OFFICE CITY, STATE & ZIP		FOR OFFICE USE ONLY
871706296 DP STATE/COUNTRY OF INC CO		19971025894 M
$ 25.00
MCDONALD, CHRIS		SECRETARY OF STATE
REM SERVICES, INC.		02-21-97 08:36:48

1837 AUSTIN BLUFFS PKWY, #100
COLO SPGS CO 80918		FIRST REPORT OR CORRECTIONS IN THIS COLUMN

Return completed reports to:		TYPE NEW AGENT NAME
Department of State		SUSAN DUNCANSON BURT
Corporate Report Section		SIGNATURE OF NEW REGISTERED AGENT
1560 Broadway, Suite 200		/s/ Susan Duncanson Burt
Denver, CO 80202		MUST HAVE A STREET ADDRESS
[SEAL]		1837 AUSTIN BLUFFS PKWY, STE 100
		CITY	STATE	ZIP
		COLORADO SPRINGS	CO	80918

OFFICERS NAME AND ADDRESS	Title
MILLER, THOMAS E	PR
6921 YORK AVE S

EDINA MN 55435

MILLER, DOUGLAS V	VP
6921 YORK AVE S

EDINA MN 55435

MILLER, CRAIG R	ST
6921 YORK AVE S

EDINA MN 55435

DIRECTORS OR LIMITED LIABILITY COMPANY MANAGERS	(If you have less than 3 shareholders, you may list less than 3 directors)
MILLER, THOMAS E
6921 YORK AVE S

EDINA MN 55435

MILLER, DOUGLAS V
6921 YORK AVE S

EDINA MN 55435

MILLER, CRAIG R
6921 YORK AVE S

EDINA MN 55435

Address of Principal Place of Business

Street

City	State	Zip

SIGNATURE

Under penalties of perjury and as an authorized officer, I declare that this biennial report and, if applicable, the statement of change of registered office and/or agent, has been examined by me and is, to the best of my knowledge and belief, true, correct, and complete.

By	/s/ Susan Duncanson Burt
Authorized Agent
TITLE	State Director	DATE	2/14/1997

NOTE: DO NOT USE THIS BOX IF THIS IS YOUR FIRST REPORT!!! SEE INSTRUCTIONS ON REVERSE.  IF THERE ARE NO CHANGES SINCE YOUR LAST REPORT, MARK THIS BOX, SIGN ABOVE AND RETURN WITH THE FEE AND BY THE DATE DUE INDICATED ABOVE (UPPER LEFT HAND CORNER) IF YOU ARE FILING AFTER THE DATE DUE ABOVE, CONTACT THIS OFFICE FOR THE PROPER FEE. (303) 894-2251

SEE INSTRUCTIONS ON BACK

☐		STATE OF COLORADO	007
FEES	$70.00	BIENNIAL REPORT OF
ON OR BEFORE		A CORPORATION OR LIMITED LIABILITY COMPANY
DATE DUE	12-31-99
		READ INSTRUCTIONS ON REVERSE SIDE BEFORE COMPLETING
REPORT YEAR	1999	SUBMIT SIGNED FORM WITH FILING FEE	THIS FORM MUST BE TYPED

APPLICATION FOR REINSTATEMENT MUST BE FILED

MAILING DATE

INFORMATION BELOW IS ON FILE IN THIS OFFICE.  DO NOT CHANGE PRE-PRINTED INFORMATION

CORPORATE, NAME REGISTERED AGENT, REGISTERED OFFICE CITY, STATE & ZIP		FOR OFFICE USE ONLY
19871706296 DPC SUSPEND DATE 07/01/1999		19991171159 M
STATE/COUNTRY OF INC CO		$ 70.00
BURT SUSAN DUNCANSON		SECRETARY OF STATE
REM SERVICES, INC.		09-14-1999 08:55:55
STE 100
1837 AUSTIN BLUFFS PKWY
COLO SPGS CO 80918
FIRST REPORT OR CORRECTIONS IN THIS COLUMN

Return completed reports to:		TYPE NEW AGENT NAME
Department of State
Corporate Report Section		SIGNATURE OF NEW REGISTERED AGENT
1560 Broadway, Suite 200
Denver, CO 80202		MUST HAVE A STREET ADDRESS
1005 Elkton Drive Parkway

		CITY	STATE	ZIP
		Colorado Springs	CO	80907

OFFICERS NAME AND ADDRESS	TITLE
MILLER, THOMAS E	PR
6921 YORK AVE S

EDINA MN 55435

MILLER, DOUGLAS V	VP
6921 YORK AVE S

EDINA MN 55435

MILLER, CRAIG R	ST
6921 YORK AVE S

EDINA MN 55435

DIRECTORS OR LIMITED LIABILITY COMPANY MANAGERS		(If you have less than 3 shareholders, you may list less than 3 directors)

MILLER, THOMAS E
6921 YORK AVE S

EDINA MN 55435

MILLER, DOUGLAS V
6921 YORK AVE S

EDINA MN 55435

MILLER, CRAIG R
6921 YORK AVE S

EDINA MN 55435

Address of Principal Place of Business

Street 6921 York Avenue S.

City Edina	State	MN	Zip	55435

SIGNATURE

Under penalties in perjury and as an authorized officer, I declare that this biennial report and, if applicable, the statement of change of registered office and/or agent, has been examined by me and is, to the best of my knowledge and belief, true, correct, and complete.

BY:	/s/ Douglas V. Miller
Authorized Agent
TITLE	Vice President	DATE	8/23 1999

☐

NOTE: DO NOT USE THIS BOX IF THIS IS YOUR FIRST REPORT!!! SEE INSTRUCTIONS ON REVERSE. IF THERE ARE NO CHANGES SINCE YOUR LAST REPORT, MARK THIS BOX, SIGN ABOVE AND RETURN WITH THE FEE AND BY THE DATE DUE INDICATED ABOVE (UPPER LEFT HAND CORNER).  IF YOU ARE FILING AFTER THE DATE DUE ABOVE, CONTACT THIS OFFICE FOR THE PROPER FEE. (303) 894-2251

SEE INSTRUCTIONS ON BACK

	Mail to: Secretary of State	For office use only
Corporations Section
Please include a typed	1500 Broadway, Suite 200
self-addressed envelope	Denver, CO 80202
	(303) 894-2251	19991171159 H
MUST BE TYPED	Fax (303) 894-2242	$70.00
MUST SUBMIT TWO COPIES		SECRETARY OF STATE
# 19871706296		09-14-1999 08:55:55

APPLICATION FOR REINSTATEMENT

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned hereby executes the following:

FIRST:	The name of the corporation at the time of dissolution REM-Services, Inc.

SECOND:	New name under which the corporation is to be reinstated (applicable only if corporate name at time of dissolution is no longer available) REM-Services, Inc.

THIRD:	The street address of its registered office and the name of its registered agent at such address is 1005 Elkton Drive Parkway Colorado Springs, CO 80907 - Susan Duncanson Burt

	Signature of registered agent	/s/ Susan Duncanson Burt

FOURTH:	The corporation was administratively dissolved on 7/01/1999

FIFTH:	The grounds for dissolution either did not exist or have been eliminated.

SIXTH:	All taxes, fees or penalties imposed by the Colorado Business Corporation Act have been paid.

By:	/s/ Douglas V. Miller
	Its	Vice President
Title

Application for reinstatement must be accompanied by a completed corporate report and requisite fees.

	Mail to: Secretary of State	For office use only
	Corporations Section	[ILLEGIBLE]
1560 Broadway, Suite 200
	Denver, CO 80202	20001092319 M
MUST BE TYPED	(303) 894-2251	$25.00
FILING FEE: $25.00	Fax (303) 894-2242	SECRETARY OF STATE
MUST SUBMIT TWO COPIES		05-08-2000 13:36:56
[ILLEGIBLE]

ARTICLES OF AMENDMENT
Please include a typed	TO THE
self-addressed envelope	ARTICLES OF INCORPORATION

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is REM Services, Inc.

SECOND: The following amendment to the Articles of Incorporation was adopted on May 1 2000, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below:

☐	No shares have been issued or Directors Elected - Action by Incorporators

☐	No shares have been issued but Directors Elected - Action by Directors

☐	Such amendment was adopted by the board of directors where shares have been issued and shareholder action was not required.

☒	Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

THIRD: If changing corporate name, the new name of the corporation is REM Colorado, Inc.

FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

If these amendments are to have a delayed effective date, please list that date:
(Not to exceed ninety (90) days from the date of filing)

REM Services, Inc.

Signature	/s/ Craig R. Miller
Craig R. Miller
Title	Secretary

Revised 7/95

	Mail to: Secretary of State	For office only
	Corporations Section	[ILLEGIBLE]
1560 Broadway, Suite 200
	Denver, CO 80202	20001092320 M
MUST BE TYPED	(303) 894-2251	$5.00
FILING FEE: $5.00	Fax (303) 894-2242	SECRETARY OF STATE
MUST SUBMIT TWO COPIES		05-08-2000 13:40:01
[ILLEGIBLE]

STATEMENT OF CHANGE OF
Please include a typed	REGISTERED OFFICE OR
self-addressed envelope	REGISTERED AGENT, OR BOTH

Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Colorado Limited Liability Company Act, the undersigned, organized under the laws of:

Colorado

submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

FIRST:	The name of the corporation, limited partnership or limited liability company is : REM Colorado, Inc. [ILLEGIBLE]

SECOND:	Street address of current REGISTERED OFFICE is:	1837 Austin Bluffs

Parkway, Colorado Springs, CO 80918
(Include City, State, Zip)

	and if changed, the new street address is:	1005 ElktonDrive Parkway, Colorado
(Include City, State, Zip)
Springs, CO 80907

THIRD:	The name of its current REGISTERED AGENT is: Susan Duncanson Burt and if changed, the new registered agent is:

Signature of New Registered Agent

Principal place of business
(City, State, Zip)

The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

FOURTH:	If changing the principal place of business address ONLY, the new address is

Signature	/s/ Craig R. Miller
Craig R. Miller
Title	Secretary

Revised 7/97

Doneus Davidson	DEPARTMENT OF STATE	Commercial Filings
SECRETARY OF STATE	1560 Broadway Suite 200	303-894-2200
Denver, Colorado 80202

BURT SUSAN DUNCANSON
REM COLORADO, INC.
1005 ELKTON DR
COLORADO SPRINGS CO 80907

		20031079100 M	REW
$ 25.00
SECRETARY OF STATE
03-10-2003 16:40:38
19871706296 DPC
STATE/COUNTRY OF INC CO
PERIODIC REPORT

FEE $25.00 DUE ON OR BEFORE 03/31/2003

PERIODIC REPORT, made pursuant to section 7-90-501, C.R.S., on behalf of the entity identified above. This report must be typed, or if legible, it may be manually printed. Execution (a signature) is not required.  Report current information for the following items: no director, officer or any other information is required.

1.	Name of individual completing Report:	Lisa Henke

2.	Nature of entity’s Registered Agent:	Jan Blosser

3.	Street Address of entity’s Registered Office (must be in Colorado):	4815 Lint Drive, Ste 111, Colorado Springs, CO 80919

If mail is undeliverable to this address, ALSO include a P.O. box address:

4.	Address of entity’s Principal Office:	6921 York Ave S. Edina, MN 55435

Optional: 5. Additional mailing address for entity:

Optional: 6. Entity’s e-mail address

If more space is required for any of the above items, continue on an attached 8 1/2 x 11 sheet and check here ☐

Deliver this Report to:

Colorado Secretary of State

1560 Broadway Ste 200

Denver CO 80202-5169

Include the fee stated above ($25.00) made payable to: Colorado Secretary of State.

This report must be received (not postmarked) on or before the due date stated above.

For more information, call 303-894-2200, fax 303-869-4864, e-mail sos.business@state.co.us. or visit our Web site, www.sos.state.co.us.